                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 9, 2001


                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



    British Columbia                  1-12163                    98-0121376
------------------------          ----------------        ----------------------
    (State or other               (Commission File            (IRS Employer
     jurisdiction)                     Number)            Identification Number)



      2225 Sheppard Avenue East, Toronto, Ontario, Canada           M2J 5C2
      ---------------------------------------------------          ----------
           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: 416-498-2462
                                                    ----------------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)











                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5

Item 5        Other Events

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


Item 7        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


              EXHIBIT NO.      DESCRIPTION
              ------------     -----------

              Exhibit 99.1 The Loewen Group Inc. Press Release dated November 9, 2001



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 30, 2001


                                       THE LOEWEN GROUP INC.




                                       By: /s/ Bradley D. Stam
                                           -------------------------------------
                                       Name:  Bradley D. Stam
                                       Title: SVP, Legal & Asset Management

                                  EXHIBIT INDEX


NUMBER         EXHIBIT                                   SEQUENTIAL PAGE NUMBER
------         -------                                   ----------------------

99.1           The Loewen Group Inc.                              4
               Press Release dated November 9, 2001